November 2017 INVESTOR PRESENTATION

DISCLAIMER This document and any related oral presentation does not constitute an offer or invitation to subscribe for, purchase or otherwise acquire any equity securities or debt securities instruments of Vector Group Ltd. (“Vector,” “Vector Group Ltd.” or “the Company”) and nothing contained herein or its presentation shall form the basis of any contract or commitment whatsoever. The distribution of this document and any related oral presentation in certain jurisdictions may be restricted by law and persons into whose possession this document or any related oral presentation comes should inform themselves about, and observe, any such restriction. Any failure to comply with these restrictions may constitute a violation of the laws of any such other jurisdiction. The information contained herein does not constitute investment, legal, accounting, regulatory, taxation or other advice and the information does not take into account your investment objectives or legal, accounting, regulatory, taxation or financial situation or particular needs. You are solely responsible for forming your own opinions and conclusions on such matters and the market and for making your own independent assessment of the information. You are solely responsible for seeking independent professional advice in relation to the information and any action taken on the basis of the information. The following presentation may contain "forward-looking statements,” including any statements that may be contained in the presentation that reflect Vector’s expectations or beliefs with respect to future events and financial performance, such as the expectation that the tobacco transition payment program could yield substantial incremental free cash flow. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of the Company, including the risk that changes in Vector’s capital expenditures impact its expected free cash flow and the other risk factors described in Vector’s annual report on Form 10-K for the year ended December 31, 2016, as filed with the SEC. Please also refer to Vector's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 as well as its Current Reports on Forms 8-K, filed on October 2, 2015, November 15, 2016, March 1, 2017, November 7, 2017 and November 15, 2017 (Commission File Number 1-5759) as filed with the SEC for information, including cautionary and explanatory language, relating to Non-GAAP Financial Measures in this Presentation labeled "Adjusted". Results actually achieved may differ materially from expected results included in these forward-looking statements as a result of these or other factors. Due to such uncertainties and risks, potential investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date on which such statements are made. The Company disclaims any obligation to, and does not undertake to, update or revise and forward- looking statements in this presentation. 2

INVESTMENT HIGHLIGHTS & PORTFOLIO  Diversified Holding Company with two unrelated, but complementary, businesses with iconic brand names: tobacco (Liggett Group) and real estate (Douglas Elliman)  History of strong earnings, and Adjusted EBITDA has increased from $178.3 million in 2011 (1) to $263.0 million for the twelve months ended September 30, 2017(2)  Tobacco Adjusted EBITDA of $260.4 million for the twelve months ended September 30, 2017 (3)  Douglas Elliman, which is a 70.59%-owned subsidiary, produced Revenues of $696.1 million and Adjusted EBITDA of $23.8 million for the twelve months ended September 30, 2017 (4)  Diversified New Valley portfolio of consolidated and non-consolidated real estate investments  Maintains substantial liquidity with cash, marketable securities and long-term investments of $693 million as of September 30, 2017 (5) and has no significant debt maturities until February 2019  Uninterrupted quarterly cash dividends since 1995 and an annual 5% stock dividend since 1999  Seasoned management team with average tenure of 24 years with Vector Group  Management team and directors beneficially own approximately 13% of Vector Group  Perpetual cost advantage over the largest U.S. tobacco companies – annual cost advantage ranged between $163 million and $169 million from 2011 to 2016(6) 3 Overview (1) Vector’s Net income for the year ended December 31, 2011 was $74.5M. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.2 of the Company’s Current Report on Form 8-K, dated November 15, 2016 (Table 2) for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (2) Vector’s Net income for the twelve months ended September30, 2017 was $46.4 million. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on November 7, 2017, for a reconciliation of Net income to Adjusted EBITDA as well as the Disclaimer to this document on Page 2. (3) All “Liggett” and “Tobacco” financial information in this presentation includes the operations of Liggett Group LLC, Vector Tobacco Inc., and Liggett Vector Brands LLC unless otherwise noted. Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 3 of Exhibit 99.1 to the Company’s Current Report on Form 8-K, dated November 7, 2017. (4) Douglas Elliman’s Net income was $14.3 million for the twelve months ended September 30, 2017. Adjusted EBITDA is a Non-GAAP Financial Measure. Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated November 7, 2017, for a reconciliation of Adjusted EBITDA to net income (Table 7) as well as the Disclaimer to this document. (5) At September 30, 2017 this amount includes cash at Douglas Elliman, a 70.59%-owned subsidiary, of $101 million and cash at Liggett, a wholly-owned subsidiary of $88 million. Excludes real estate investments. (6) Cost advantage applies only to cigarettes sold below applicable market share exemption.

TOBACCO OPERATIONS 4

LIGGETT GROUP OVERVIEW  Fourth-largest U.S. tobacco company; founded in 1873 — Core Discount Brands – Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — Partner Brands – USA, Bronson and Tourney  Consistent and strong cash flow —Tobacco Adjusted EBITDA of $260.4 million for the twelve months ended September 30, 2017 (1) —Low capital requirements with capital expenditures of $3.5 million related to tobacco operations for the twelve months ended September 30, 2017  Current cost advantage of approximately $0.70 per pack compared to the largest U.S. tobacco companies expected to maintain volume and drive profit in core brands — Pursuant to the MSA, Liggett has no payment obligations unless its market share exceeds a market share exemption of approximately 1.65% of total cigarettes sold in the United States, and Vector Tobacco has no payment obligations unless its market share exceeds a market share exemption of approximately 0.28% of total cigarettes sold in the United States — MSA exemption annual cost advantage ranged between $163 million and $169 million for Liggett and Vector Tobacco from 2011 to 2016. 5 (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in the Company’s Current Report on Forms 8-K, dated November 7, 2017. Please also refer to the Disclaimer to this document on Page 2.

2005 Relaunched deep discount brand Grand Prix LIGGETT GROUP HISTORY 6 Source: MSA CRA wholesale shipment database. Note: The Liggett and Vector Tobacco businesses have been combined into a single segment for all periods since 2007. (1) Tobacco Adjusted EBITDA is a Non-GAAP Financial Measure and is defined in Table 2 of Exhibit 99.1 of the Company’s Current Reports on Form 8-K, dated November 7, 2017, Table 3 of Exhibit 99.1 of the Company’s Current Report on Form 8-K, dated March 2, 2017, as well as Table 2 to Exhibit 99.2 of the Company’s Current Report son Form 8-K, dated October 2, 2015 and November 15, 2016. 1998 1999 2009 2013 Today Signed the MSA as a Subsequent Participating Manufacturer, which established perpetual cost advantage over three largest U.S. tobacco companies Introduced deep discount brand Liggett Select taking advantage of the Company’s cost advantage resulting from the MSA Repositioned Pyramid as a deep-discount brand in response to a large Federal Excise Tax increase $46 $79 $77 $121 $111 $127 $130 $144 $146 $158 $170 $165 $158 $174 $186 $199 $211 $245 $269 $260 1.3% 1.2% 1.5% 2.2% 2.4% 2.5% 2.3% 2.2% 2.4% 2.5% 2.5% 2.7% 3.5% 3.8% 3.5% 3.3% 3.4% 3.3% 3.3% 3.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0 $50 $100 $150 $200 $250 $300 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 LTM 9/30/17 To b ac co A d ju st e d E B IT D A (1) ($ M ill io n s) D o m e st ic M arke t Sh are Liggett maintains its long-term focus by balancing market share and profit growth, which maximizes long-term Tobacco Adjusted EBITDA. Repositioned Eagle 20’s as a national deep discount brand

7 ADJUSTED U.S. TOBACCO INDUSTRY MARKET SHARE 46.7% 48.8% 47.4% 47.3% 21.2% 19.6% 19.9% 19.4% 2.9% 3.7% 2.7% 1.8% 2.4% 2.4% 3.4% 3.7% 7.7% 8.8% 12.4% 13.5% 9.3% 8.8% 6.7% 6.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 2003 2006 2014 LTM 9/30/17 2003 2006 2014 LTM 9/30/17 2003 2006 2014 LTM 9/30/17 2003 2006 2014 LTM 9/30/17 28.9% 28.4% 32.4% 32.9% Philip Morris USA R.J. Reynolds 2.89% 3.65% 2.71% 1.83% 2.44% 2.36% 3.36% 3.67% 9.26% 8.81% 6.74% 6.66% 0.00% 5.00% 10.00% 15.00% 2003 2006 2014 LTM 9/30/17 2003 2006 2014 LTM 9/30/17 12.15% 12.47% 9.45% 8.49% ITG Brands Liggett Group 12.2% 12.5% 9.5% 8.5% Newport – acquired by RJR in 2015 Brands acquired by ITG in 2015 Legacy brands Source: The Maxwell Report’s sales estimates for the cigarette Industry for the years ended 2003 (February 2004), 2006 (February 2007) and 2014 (March 2015) and internal company estimates for LTM 9/30/17. (1) All LTM 9/30/17 2017 percentages are from internal company estimates. Actual Market Share in 2003, 2006 and 2014 reported in the Maxwell Report for R.J. Reynolds was 29.6%, 27.6% and 23.1%, respectively, and, for ITG Brands, was 2.9%, 3.7%. and 2.7%, respectively. Adjusted market share has been computed by Vector Group Ltd. by applying historical market share of each brand to the present owner of brand. Thus, the graph assumes each company owned its current brands on January 1, 2003. The legacy brands market share of R.J. Reynolds in 2003 includes the market share of Brown & Williamson, which was acquired by R.J. Reynolds in 2004. In 2015, R.J. Reynolds acquired Lorillard Tobacco Company, which manufactured the Newport brand, and sold a portfolio of brands, including the Winston, Salem, Kool and Maverick brands to ITG Brands. (2) Does not include smaller manufacturers, whose cumulative market shares were 9.8%, 7.9%, 8.8% and 7.6% in 2003, 2006, 2014 and LTM 9/30/17, respectively.

TOBACCO LITIGATION AND REGULATORY UPDATES  In 2013, Liggett reached a settlement with approximately 4,900 Engle progeny plaintiffs, which represented a substantial portion of Liggett’s pending litigation — Liggett agreed to pay $60 million in a lump sum in 2014 and the balance in installments of $3.4 million in each of the following 14 years (2015 – 2028)  In 2016 and 2017, Liggett has settled an additional 151 Engle progeny cases for $23.2 million. Liggett has paid $19.5 million with the balance of $3.7 million to be paid in 2018. — Approximately 80 Engle progeny plaintiffs remain at September 30, 2017. — Liggett is also a defendant in 17 non-Engle smoking-related individual cases and three (3) smoking-related actions where either a class had been certified or plaintiffs were seeking class certification  In January 2016, the Mississippi Attorney General filed a motion to enforce Mississippi’s 1996 settlement agreement with Liggett and alleged that Liggett owes Mississippi at least $27 million in damages plus punitive damages and legal fees. 8 Litigation Regulatory  Since 1998, the MSA has restricted the advertising and marketing of tobacco products  In 2009, Family Smoking Prevention and Tobacco Control Act granted the FDA power to regulate the manufacture, sale, marketing and packaging of tobacco products — FDA is prohibited from issuing regulations that ban cigarettes  Federal Excise Tax is $1.01/pack (since April 1, 2009) and additional state and municipal excise taxes exist

REAL ESTATE OPERATIONS 9

VECTOR GROUP LTD

REAL ESTATE OVERVIEW

- New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire or invest in additional real estate properties or projects
- New Valley has invested approximately $215 million[1], as of September 30, 2017, in a broad portfolio of real estate projects

New Valley Revenues – LTM September 30, 2017


Real Estate Brokerage Commissions
Property Management
Other
$10M
$32M
$701M
$659M

New Valley Adjusted EBITDA[(2)]


$40.2M
$26.9M
$27.9M
$18.9M
2014
2015
2016
LTM 9/30/17

(1) Net of cash returned.

(2) New Valley's net income was $21.4M, $11.7M, $13.5M and $14.3M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Net income to Adjusted EBITDA, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 8, 2016, March 1, 2017 and November 7, 2017, Form 10-K for the fiscal year ended December 31, 2016 and Form 10-Q for the quarterly period ended September 30, 2017 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2. New Valley's Adjusted EBITDA do not include an allocation of Vector Group Ltd.'s Corporate and Other Expenses (for purposes of computing Adjusted EBITDA) of $11.4M, $13.2M, $15.3M and $14.9M for the periods presented, respectively.

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VECTOR GROUP LTD

DOUGLAS ELLIMAN REALTY, LLC

- Largest residential real estate brokerage firm in the highly competitive New York metropolitan area and fourth-largest residential brokerage firm in the U.S.
- More than 7,000 affiliated agents and 100 offices in the U.S.
- Alliance with Knight Frank provides a network with 520 offices across 60 countries with 21,550 affiliated agents
- Also offers title and settlement services, relocation services, and residential property management services through various subsidiaries

Douglas Elliman Closed Sales – LTM September 30, 2017


Long Island, Westchester, Connecticut
$7.5B
New York City
$13.2B
Aspen
Los Angeles
South Florida
$3.4B

Douglas Elliman Closed Sales


$12.4B
$14.9B
$18.2B
$22.4B
$24.5B
$25.4B
2012
2013
2014
2015
2016
LTM 9/30/17

Douglas Elliman Revenues – LTM September 30, 2017


Real Estate Brokerage Commissions
Other
Property Management
$4M
$32M
$696M
$659M

Douglas Elliman Adjusted EBITDA(1)


$50.7M
$35.7M
$36.7M
$23.2M
2014
2015
2016
LTM 9/30/17

(1) Douglas Elliman's net income was $38.4M, $22.2M, $21.1M and $14.3M for the periods presented. Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, please see Vector Group Ltd.'s Current Reports on Forms 8-K, filed on March 8, 2016, March 1, 2017 and November 7, 2017, Form 10-K for the fiscal year ended December 31, 2016 and Form 10-Q for the quarterly period ended September 30, 2017 (Commission File Number 1-5759) as well as the Disclaimer to this document on Page 2.

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NEW VALLEY’S REAL ESTATE INVESTMENTS AT SEPTEMBER 30, 2017 12 87 Park (Miami Beach) Monad Terrace (Miami Beach) Sagaponack (East Hampton) Maryland Portfolio (Baltimore County) The Plaza at Harmon Meadow (New Jersey) West Hollywood Edition (West Hollywood) New York City Investments (see Page 13) Escena (Palm Springs) Commercial Retail/ Office Assets Apartments/ Condominiums/Hotels Land Development/Real Estate Held for Sale, net Coral Beach and Tennis Club Bermuda International Investments Mosaic II (ST Portfolio) (Houston) (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 -Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Vector Group Ltd.’s Form 10-Q for the quarterly period ended September 30, 2017 (Commission File Number 1-5759). Takanasee (New Jersey) (1) 500 Broadway (Santa Monica) Fontainebleau (Las Vegas) Wynn Las Vegas Retail (Nevada)

NEW VALLEY’S REAL ESTATE INVESTMENTS IN NEW YORK CITY 1. The Marquand Upper East Side 2. 10 Madison Square West Flatiron District/NoMad 3. 11 Beach Street TriBeCa 4. 20 Times Square Times Square 5. 111 Murray Street TriBeCa 6. 160 Leroy Street Greenwich Village 7. 215 Chrystie Street Lower East Side 8. The Dutch Long Island City 9. 1 QPS Tower Long Island City 10. Park Lane Hotel Central Park South 11. 125 Greenwich Street Financial District 12. The Eleventh West Chelsea 13. New Brookland Flatbush 13 1 10 4 2 12 9 8 6 5 3 11 7 (1) For the percentage of each real estate project owned, please refer to the “Summary of Real Estate Investments” section of Item 2 -Management’s Discussion and Analysis of Financial Condition and Results of Operations -of Vector Group Ltd.’s Form 10-Q for the quarterly period ended September 30 2017 (Commission File Number 1-5759). (1) 13

VECTOR GROUP LTD

NEW VALLEY'S REAL ESTATE SUMMARY AS OF SEPTEMBER 30, 2017 (1)

(Dollars in thousands)	Net cash invested	Cumulative earnings / (loss)(2)	Carrying value(2)(3)	Projected construction end date	Range of ownership	Number of investments
Land owned						
New York City SMSA	$ 13,205	$ -	$ 13,053	N/A	100.0%	1
All other U.S. areas	2,644	7,893	10,622	N/A	100.0%	1
	$ 15,849	$ 7,893	$ 23,675			2
Condominium and Mixed Use Development (Minority interest owned)						
New York City SMSA(3)	$ 54,121	$ 64,020	$ 122,398	2017 - 2020	3.1% - 49.5%	12
All other U.S. areas	35,140	2,086	32,385	2018 - 2020	3.0% - 48.5%	5
	$ 89,261	$ 66,106	$ 154,783			17
Apartments (Minority interest owned)						
All other U.S. areas	6,786	812	7,458	N/A	7.6% - 16.3%	2
	$ 6,786	$ 812	$ 7,458			2
Hotels (Minority interest owned)						
New York City SMSA	$ 29,832	$ (7,673)	$ 22,159	N/A	5.2% - 15.0%	2
All other U.S. areas	7,500	-	7,500	N/A	15.0%	1
International	6,048	(3,058)	2,990	N/A	49.0%	1
	$ 43,380	$ (10,731)	$ 32,649			4
Commercial (Minority interest owned)						
New York City SMSA	$ 4,835	$ (2,348)	$ 2,484	N/A	49.0%	1
All other U.S. areas	9,762	231	9,993	N/A	2.1%	1
	$ 14,597	$ (2,117)	$ 12,480			2
Total	$ 169,873	$ 61,963	$ 231,836			27

SUMMARY

	Net cash invested	Cumulative earnings / (loss)	Carrying value	Number of investments
New York City SMSA(3)	$ 101,993	$ 53,999	$ 155,992	16
All other U.S. areas	61,832	11,022	72,854	10
International	6,048	(3,058)	2,990	1
	$ 169,873	$ 61,963	$ 231,836	27

(1) For the percentage of each real estate project owned, please refer to the "Summary of Real Estate Investments" section of Item 2 -Management's Discussion and Analysis of Financial Condition and Results of Operations of Vector Group Ltd.'s Form 10-Q for the period ended September 30, 2017 (Commission File Number 1-5759).

(2) Includes interest expense capitalized to real estate ventures of $18,701.

(3) Carrying value includes non-controlling interest of $3,813.

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FINANCIAL DATA

$40 $27 $28 $19 $211 $245 $269 $260 2014 2015 2016 LTM 9/30/17 ADJUSTED HISTORICAL FINANCIAL DATA $563 $643 $701 $1,021 $1,017 $1,085 2014 2015 2016 LTM 9/30/17 16 $9 $1,593 $1,785 $1,660 Tobacco Real Estate E-Cigarettes Corporate & Other Adjusted Revenues(1) Adjusted EBITDA(1) $227 $246 $263 $280 (1) Vector’s revenues for the periods presented were $1,591, $1,657, $1,691 and $1,785, respectively. Vector’s Net income for the periods presented was $36.9, $59.2, $71.1 and $46.4, respectively Adjusted Revenues and Adjusted EBITDA are Non-GAAP Financial Measures. Please refer to the Company’s Current Report on Forms 8-K, filed on March 8, 2016, March 1, 2017 and November 7, 2017 (Exhibit 99.1) for a reconciliation of Non-GAAP financial measures to GAAP as well as the Disclaimer to this document on Page 2. ($11) ($13) ($16) $(1) $(15) (Dollars in millions) ($13) Tobacco Real Estate E-Cigarettes Corporate & Other $1,691 $1,011 $680 ($13) $(1)

Vector Group Ltd. 100.0 112.1 143.4 112.5 135.4 192.7 227.0 219.3 279.5 411.4 513.2 557.6 565.9 S&P 500 100.0 115.8 122.2 77.0 97.4 112.0 114.4 132.7 175.6 199.7 202.4 226.6 264.9 S&P MidCap 100.0 110.3 119.1 76.0 104.3 132.1 129.8 152.9 204.1 224.0 219.1 264.5 295.9 NYSE ARCA Tobacco 100.0 140.2 154.2 123.0 173.7 207.4 243.9 289.5 319.0 317.0 384.1 484.4 486.6 Dow Jones Real Estate Total Return 100.0 135.5 110.9 66.5 86.9 110.4 117.1 139.2 141.6 180.2 184.1 198.0 212.2 HISTORICAL STOCK PERFORMANCE 17 Note: The graph above compares the total annual return of Vector’s Common Stock, the S&P 500 Index, the S&P MidCap 400 Index, the NYSE ARCA Tobacco Index and the Dow Jones Real Estate Total Return for the period from December31,2005 through October 31, 2017. The graph assumes that all dividends and distributions were reinvested. Source: Bloomberg LP Value of $100 Invested – December 31, 2005 C u m u la ti ve R e tu rn Vector Group Ltd. S&P 500 S&P MidCap NYSE ARCA Tobacco Dow Jones Real Estate Total Return 500% 400% 300% 200% 100% 0% 465.9% 386.6% 195.9% 164.9% 112.2% Oct-17 Dec-15 Dec-14 Dec-13 Dec-12 Dec-11 Dec-10 Dec-09 Dec-08 Dec-07 Dec-06 Dec-05 Dec -16